PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                          STRONG MID CAP GROWTH FUND II
                                 INVESTOR CLASS

                Supplement to the Prospectus dated April 15, 2002



STRONG MID CAP GROWTH FUND II
Effective immediately, Messrs. Brandon M. Nelson and Ronald C. Ognar are the Portfolio Co-Managers of the Strong Mid Cap Growth Fund II. Mr. Nelson's biography can be found below, and Mr. Ognar's biography can be found on page 3 of the prospectus.


BRANDON M. NELSON co-manages the Fund. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst designation. He has co-managed the Fund since March 2003. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been a manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin-Madison in 1994, a master's of science degree in finance from the University of Wisconsin-Madison in 1996, and was selected to participate in the Applied Security Analysis Program.






            The date of this Prospectus Supplement is March 31, 2003.